UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 9, 2019

SPARTAN MOTORS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	001-33582 (Commission File No.)	38-2078923 (IRS Employer Identification No.)

1541 Reynolds Road, Charlotte, Michigan (Address of Principal Executive Offices)	48813 (Zip Code)

517-543-6400

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	SPAR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On September 12, 2019, Spartan Motors, Inc. filed a Current Report on Form 8-K to report that its wholly owned subsidiary, Spartan Motors USA, Inc. (the “Company” or “Spartan”), entered into a Unit Purchase Agreement (the “Purchase Agreement") with Fortress Resources, LLC D/B/A Royal Truck Body (“Royal”), the owners of Royal, and Dudley D. De Zonia, pursuant to which the Company acquired all of the outstanding equity interests of Royal. This amendment is being filed to amend and supplement Item 9.01 of the Form 8-K filed on September 12, 2019 to include the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of form 8-K.

Item 9.01     Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Audited financial statements for Fortress Resources, LLC as of and for the years ended December 31, 2018 and 2017 are being filed as Exhibit 99.1 and unaudited financial statements for Fortress Resources, LLC as of and for the three and six months ended June 30, 2019 and 2018 are being filed as Exhibit 99.2.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined statements of operations for the six month period ended June 30, 2019 and for the year ended December 31, 2018 and the related notes showing the pro forma effects of acquiring Royal are attached as Exhibit 99.3 hereto and incorporated herein by reference.  A pro forma condensed combined balance sheet as of June 30, 2019 is not presented as the completion of the purchase of Royal was reflected in the Company's condensed consolidated balance sheet dated September 30, 2019, as reported on Form 10-Q for the quarter ended September 30, 2019.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of independent auditor.

99.1	Audited financial statements for Fortress Resources, LLC as of and for the years ended December 31, 2018 and 2017.

99.2	Unaudited financial statements for Fortress Resources, LLC as of and for the three and six months ended June 30, 2019 and 2018.

99.3	Unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2019 and year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTAN MOTORS, INC.

Dated: November 25, 2019	/s/ Frederick J. Sohm By: Frederick J. Sohm Its: Chief Financial Officer

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